Exhibit 99.1

CIT RV TRUST 1999-A
Cutoff Date: 6/30/2007

Geographic Distribution of Contracts (1)

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
State	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
Alabama	28	1.48%	1,212,617	2.30%
Alaska	4	0.21%	362,503	0.69%
Arizona	92	4.87%	3,094,688	5.88%
Arkansas	47	2.49%	977,942	1.86%
California	242	12.82%	6,451,171	12.26%
Colorado	47	2.49%	1,393,835	2.65%
Connecticut	8	0.42%	97,425	0.19%
Delaware	2	0.11%	44,747	0.09%
District of Columbia	1	0.05%	48,958	0.09%
Florida	120	6.36%	4,667,302	8.87%
Georgia	40	2.12%	950,719	1.81%
Hawaii	2	0.11%	56,449	0.11%
Idaho	10	0.53%	571,923	1.09%
Illinois	51	2.70%	1,178,282	2.24%
Indiana	21	1.11%	470,273	0.89%
Iowa	7	0.37%	93,430	0.18%
Kansas	34	1.80%	667,363	1.27%
Kentucky	8	0.42%	200,031	0.38%
Louisiana	23	1.22%	477,470	0.91%
Maine	7	0.37%	116,652	0.22%
Maryland	16	0.85%	391,737	0.74%
Massachusetts	28	1.48%	540,011	1.03%
Michigan	18	0.95%	529,516	1.01%
Minnesota	10	0.53%	581,888	1.11%
Mississippi	23	1.22%	408,462	0.78%
Missouri	84	4.45%	2,126,193	4.04%
Montana	7	0.37%	230,138	0.44%
Nebraska	6	0.32%	127,577	0.24%
Nevada	33	1.75%	884,909	1.68%
New Hampshire	13	0.69%	504,554	0.96%
New Jersery	27	1.43%	785,657	1.49%
New Mexico	18	0.95%	517,790	0.98%
New York	55	2.91%	2,001,537	3.80%
North Carolina	41	2.17%	938,799	1.78%
North Dakota	1	0.05%	6,070	0.01%
Ohio	20	1.06%	811,966	1.54%
Oklahoma	79	4.18%	1,288,129	2.45%
Oregon	39	2.07%	1,398,752	2.66%
Other	1	0.05%	27,339	0.05%
Pennsylvania	38	2.01%	1,356,399	2.58%
Rhode Island	6	0.32%	200,935	0.38%
South Carolina	15	0.79%	265,624	0.50%
South Dakota	6	0.32%	335,315	0.64%
Tennessee	27	1.43%	885,191	1.68%
Texas	336	17.80%	7,603,179	14.45%
Utah	10	0.53%	460,788	0.88%
Vermont	6	0.32%	222,344	0.42%
Virginia	24	1.27%	708,470	1.35%
Washington	81	4.29%	2,687,820	5.11%
West Virginia	7	0.37%	86,969	0.17%
Wisconsin	11	0.58%	378,968	0.72%
Wyoming	8	0.42%	195,546	0.37%
	1,888	100.00%	52,622,351	100.00%

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

CIT RV TRUST 1999-A
Cutoff Date: 6/30/2007

Range of Contract Rates

			% of Contract		% of Contract
		Number of	Pool by Number	Aggregate Principal	Pool by Principal
Range of		Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Contract Rates		Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
0.00% - 7.49%	(1)	2	0.11%	55,770	0.11%
7.50% - 7.99%		117	6.20%	8,207,896	15.60%
8.00% - 8.99%		496	26.27%	23,433,593	44.53%
9.00% - 9.99%		573	30.35%	12,623,010	23.99%
10.00% - 10.99%		321	17.00%	4,416,962	8.39%
11.00% - 11.99%		201	10.65%	2,218,044	4.22%
12.00% - 12.99%		98	5.19%	954,420	1.81%
13.00% - 13.99%		48	2.54%	459,114	0.87%
14.00% - 14.99%		21	1.11%	169,818	0.32%
15.00% - 15.99%		3	0.16%	19,492	0.04%
16.00% - 16.99%		3	0.16%	31,122	0.06%
17.00% - 17.99%		2	0.11%	12,688	0.02%
18.00% - 18.99%		2	0.11%	16,440	0.03%
20.00% - 20.99%		1	0.05%	3,982	0.01%
		1,888	100.00%	52,622,351	100.00%

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.

Range of Remaining Maturities

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
Range of Remaining	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Maturities in Months	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
0 - 12 months	41	2.17%	159,645	0.30%
13 - 24 months	244	12.92%	1,059,711	2.01%
25 - 36 months	68	3.60%	542,129	1.03%
37 - 48 months	455	24.10%	4,144,874	7.88%
49 - 60 months	56	2.97%	675,409	1.28%
61 - 72 months	95	5.03%	2,868,043	5.45%
73 - 84 months	712	37.71%	25,683,509	48.81%
85 - 96 months	42	2.22%	1,641,281	3.12%
97 - 108 months	12	0.64%	612,931	1.16%
109 - 120 months	2	0.11%	90,280	0.17%
121 - 132 months	17	0.90%	1,310,196	2.49%
133 - 144 months	143	7.57%	13,748,547	26.13%
145 - 156 months	1	0.05%	85,796	0.16%
	1,888	100.00%	52,622,351	100.00%

CIT RV TRUST 1999-A
Cutoff Date: 6/30/2007

Collateral Type Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Collateral Type	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
Motor Homes	1,013	53.65%	42,978,459	81.67%
Fifth Wheel	416	22.03%	6,445,684	12.25%
Travel Trailer	418	22.14%	2,883,198	5.48%
Other	41	2.17%	315,010	0.60%
Total	1,888	100.00%	52,622,351	100.00%

Delinquency Status Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Delinquency Status	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
Current, including 1 to 29 days delinq	1,690	89.51%	47,135,952	89.57%
30 to 59 days	67	3.55%	1,465,809	2.79%
60 to 89 days	36	1.91%	938,884	1.78%
90 to 119 days	19	1.01%	800,688	1.52%
120 to 149 days	9	0.48%	275,535	0.52%
150 to 179 days	5	0.26%	106,905	0.20%
180+ days	42	2.22%	1,032,921	1.96%
Repossession Status	20	1.06%	865,657	1.65%
	1,888	100.00%	52,622,351	100.00%

CIT RV TRUST 1999-A
Cutoff Date: 6/30/2007

Range of Principal Balance Outstanding

	Total	Minimum	Maximum	Average
Principal	Balance as of	Balance as of	Balance as of	Balance as of
Balance Type	Cut-off Date	Cut-off Date	Cut-off Date	Cut-off Date
Original	90,609,548	6,806	301,532	47,992
Current	52,622,351	9	224,862	27,872

New vs. Used Collateral Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
New vs. Used	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date
New	1,237	65.52%	37,634,044	71.52%
Used	651	34.48%	14,988,307	28.48%
	1,888	100.00%	52,622,351	100.00%

Range of Credit Scores

	Minimum as of	Maximum as of	Weighted Average as of
Score Type	Origination Date	Origination Date	Origination Date
FICO	532	829	684
Custom	122	913	318

Minimum, Maximum and Weighted Average Distribution

	Minimum as of	Maximum as of	Weighted Average as of
Distribution Type	Cut-off Date	Cut-off Date	Cut-off Date
Contract Rate	0.00%	20.00%	8.98%
Original Term	84 months	241 months	192.51 months
Current Term	0 months	146 months	90.12 months